Exhibit 10



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-64208) pertaining to the 1992 Share Option Plan of Sapiens International Corporation N.V., of our report dated February 26, 2003, with respect to the consolidated financial statements of Sapiens International Corporation N.V. included in the Annual Report (Form 20-F) for the year ended December 31, 2002.



                                                         Yours Truly,

                                                /s/ KOST, FORER and GABBAY

June 26, 2003                                      KOST, FORER and GABBAY
Tel-Aviv, Israel                             A Member of Ernst & Young Global